Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO Holding GmbH. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO Holding GmbH in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Tom Linebarger
Name: Tom Linebarger

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Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO N.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO N.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Lee Banks
Name: Lee Banks

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Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO N.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO N.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Abhishek Chauhan
Name: Abhishek Chauhan

|US-DOCS\170875911.2||

Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO N.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO N.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Nicoletta Giadrossi
Name: Nicoletta Giadrossi

|US-DOCS\170875911.2||

Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO N.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO N.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Stefan Klebert
Name: Stefan Klebert

|US-DOCS\170875911.2||

Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO N.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO N.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Ranjan Sen
Name: Ranjan Sen

|US-DOCS\170875911.2||

Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO N.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO N.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Karin Sonnenmoser
Name: Karin Sonnenmoser

|US-DOCS\170875911.2||

Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO N.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO N.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Rainer Thuerbach
Name: Rainer Thuerbach

|US-DOCS\170875911.2||

Consent of Director Nominee

INNIO Holding GmbH is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common shares of INNIO N.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of INNIO N.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: April 24, 2026

/s/ Chris Yetman
Name: Chris Yetman

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